Rule 497(d)


                                   FT 259

                         Energy Growth Trust, Series 4

                Supplement to the Prospectus dated July 15, 1998

     Notwithstanding anything to the contrary in the Prospectus, all shares of Petroleum Geo-Services ASA (Ticker: PGOGY) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 3, 2003